                                                                   Exhibit 10.17


                AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

         AMENDMENT NO. 1, dated as of November 1, 2002 (this "Amendment"), to and under the Credit and Guaranty Agreement, dated as of October 17, 2002, among WellChoice, Inc., as Borrower and guarantor, Empire HealthChoice Assurance, Inc. and Empire HealthChoice HMO, Inc., as Applicants, the Lenders party thereto, The Bank of New York, as Issuing Bank, HSBC Bank USA and Wachovia Bank, National Association, as Co-Syndication Agents, and The Bank of New York, as Administrative Agent (the "Credit Agreement").

                                    RECITALS

         A. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings as therein defined.

         B. The parties desire to amend the Credit Agreement to the extent set forth herein subject to the terms and conditions hereof.

         Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 1.1 of the Credit Agreement is hereby amended by amending and restating subsection (g) of the definition of "Conversion Transactions" to read as follows:

            (g) the Borrower's registration statement with respect to the initial public offering of its stock has been declared effective.

         2. This Amendment shall not be effective until such time as the Administrative Agent (or its counsel) shall have received from each of the Loan Parties and Required Lenders either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment.

         3. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         4. The Credit Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no amendment, consent, waiver, or other modification herein in respect of any term or condition of any Loan Document shall be deemed to be an amendment, consent, waiver or other modification in respect of any other term or condition of any Loan Document.

         5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                           [SIGNATURE PAGES TO FOLLOW]

                                WELLCHOICE, INC.
                AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                           WELLCHOICE, INC.


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           EMPIRE HEALTHCHOICE
                                           ASSURANCE, INC.


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           EMPIRE HEALTHCHOICE HMO,
                                           INC.


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                WELLCHOICE, INC.
                AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT



                                          THE BANK OF NEW YORK,
                                          individually, as Issuing Bank and as
                                          Administrative Agent


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                WELLCHOICE, INC.
                AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT



                                           HSBC BANK USA


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                WELLCHOICE, INC.
                AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT



                                           WACHOVIA BANK, NATIONAL
                                           ASSOCIATION


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                WELLCHOICE, INC.
                AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT



                                           CREDIT SUISSE FIRST BOSTON,
                                           acting through its Cayman Islands
                                           Branch


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                WELLCHOICE, INC.
                AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT



                                           JPMORGAN CHASE BANK


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------